Exhibit 10.2

SUBSCRIPTION AGREEMENT

Proxim Corporation

935 Stewart Drive

Sunnyvale, CA 94085

The undersigned (the “Investor”) hereby confirms its agreement with you as follows:

1.                                      This Subscription Agreement (this “Subscription Agreement”) is made as of the date set forth below between Proxim Corporation, a Delaware corporation (the “Company”), and the Investor.

2.                                      The Company has authorized the sale and issuance to certain investors of up to 9,000,000 shares (the “Shares”) of its Class A Common Stock, par value $.01 per share (the “Common Stock”).

3.                                      The Company will also issue to the Investor a Warrant to Purchase Common Stock in the form attached hereto as Exhibit A (a “Warrant” and, collectively with the warrants issued to the Other Investors, as such term is defined in Annex I hereto, the “Warrants”).  The Warrants will be exercisable into shares of Common Stock (the “Warrant Shares”) commencing on the date that is six (6) months following the Closing Date (as defined in the Terms and Conditions for Purchase of Shares) and will expire on the date that is the fifth (5th) anniversary of the Closing Date.  The Warrant will entitle the Investor to purchase a number of shares of Common Stock equal to the product of (x) the number of Shares purchased by the Investor hereunder times (y) 0.50 and have an exercise price equal to $2.35 (subject to adjustment as provided therein).

4.                                      The Purchase price for the Shares and Warrant being purchased by the Investor hereunder shall be $1.80 per Share (the “Purchase Price”).

5.                                      The offering and sale of the Shares and Warrants (the “Offering”) are being made pursuant to an effective “shelf” Registration Statement on Form S-3, File No. 333-119975 (including the Prospectus contained therein (the “Base Prospectus”), the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”).  Prior to the consummation of the sale of the Shares and Warrants pursuant to the Offering, the Company will file a Prospectus Supplement (the “Prospectus Supplement”) with the Commission containing certain supplemental information regarding the Shares, the Warrants and the terms of the Offering and will provide a copy of such filing to the Investor promptly following such filing.  The Base Prospectus, as amended and supplemented by the Prospectus Supplement, is referred to herein as the “Prospectus”.

6.                                      The Company and the Investor agree that the Investor will purchase from the Company, and the Company will issue and sell to the Investor, the number of Shares set forth below and a Warrant for the aggregate purchase price set forth below.  The Shares and the Warrants shall be purchased pursuant to the Terms and Conditions for Purchase of Shares and Warrants attached hereto as Annex I and incorporated herein by reference as though fully set forth herein (the “Terms and Conditions”).  Unless otherwise requested by the Investor and agreed to by the

Company, the Shares purchased by the Investor will be delivered by electronic book-entry, registered in the Investor’s name as set forth below, and will be released by Equiserve, Inc., the Company’s transfer agent (the “Transfer Agent”), to the Investor at the Closing in accordance with the Terms and Conditions.

7.                                      The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates and (b) it has no direct or indirect affiliation or association with any NASD member.  Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

[SIGNATURE PAGE FOLLOWS]

Number of Shares:

Aggregate Purchase Price: $

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: February 7, 2005

[INVESTOR]

By:

By:
Name:
Title:

ADDRESS:

With a copy to:

Agreed and Accepted
this 7th day of February, 2005:

PROXIM CORPORATION

By:
Name:	Michael Angel
Title:	Chief Financial Officer

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES AND WARRANTS

1.                                      Authorization and Sale of the Securities.  On the terms and subject to the conditions contained in these Terms and Conditions and in the Subscription Agreement to which these Terms and Conditions are attached (the “Subscription Agreement” and, together with these Terms and Conditions, this “Agreement”), the Company has authorized the sale of the Shares and the Warrants and the issuance of the Warrant Shares.  The Shares, the Warrants and the Warrant Shares are collectively referred to herein as the “Securities”.

2.                                      Agreement to Sell and Purchase the Shares and Warrants; Placement Agent.

2.1.                            Purchase and Sale.  At the Closing (as defined in Section 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions contained in this Agreement, the number of Shares set forth on the signature page to the Subscription Agreement (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page, and the Company will issue the Shares and a Warrant to the Investor.

2.2.                            Other Investors.  The Company proposes to enter into this same form of Subscription Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Shares and Warrants to them.  The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors”.

2.3.                            Placement Agent.  The Investor acknowledges that the Company intends to pay East Peak Advisors L.L.C. (the “Placement Agent”) fees in respect of the sale of Shares and Warrants to the Investors.

2.4.                            Placement Agent Agreement.  The Company has entered into a Financial Advisor Agreement (the “Placement Agent Agreement”) with the Placement Agent. The Company hereby agrees that the Investor may rely on the representations, warranties, covenants and agreements of the Company as if the same were set forth in full herein. A copy of the Placement Agent Agreement as executed by the Company and the Placement Agent has heretofore been delivered to the Investor.

3.                                      Closing and Delivery of the Shares and Warrants and Funds.

3.1.                            Closing.  The completion of the purchase and sale of the Shares and Warrants (the “Closing”) will occur at a place and time (the “Closing Date”) to be specified by the Company and the Placement Agent, and of which the Investors will be notified in advance by the Placement Agent.  The Closing Date shall occur on February 7, 2005, and not later than February 8, 2005.  At the Closing, (a) the Company will cause the Transfer Agent to deliver to the Investor the number of Shares set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit B, in the name of a nominee designated by the Investor, (b) the Company will issue and deliver to the Investor a Warrant, registered in the name of the Investor or, if so indicated on Investor Questionnaire attached hereto as Exhibit B,  in the name of a nominee designated by the Investor, (c) the

Company will deliver to the Investor an opinion, dated the Closing Date, of outside counsel representing the Company addressed to the Investor and in form and substance reasonably acceptable to the Investor, and (d) the aggregate Purchase Price for the Shares and Warrant being purchased by the Investor will be delivered by or on behalf of the Investor to the Company by wire transfer of immediately available funds.

3.2.                            Closing Conditions.

(a)                                  Conditions to the Company’s Obligations.  The Company’s obligation to issue the Shares and Warrant to the Investor will be subject to the accuracy as of the Closing Date of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled at or prior to the Closing Date.

(b)                                 Conditions to the Investor’s Obligations.  The Investor’s obligation to purchase the Shares and Warrant will be subject to (i) the accuracy in all material respects on the Closing Date of the representations and warranties made by the Company, (ii) the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date, including, without limitation, those representations, warranties and covenants contained in the Placement Agreement, and (iii) the filing of the Prospectus Supplement with the Commission and the delivery to the Investor of reasonable evidence of such filing (collectively, the “Company Closing Conditions”).  The Investor’s obligations are expressly not conditioned on the purchase by any or all of the Other Investors of the Shares and Warrants that they have agreed to purchase from the Company, and the Investor acknowledges that the Company may sell less than all of the Shares in the Offering.

3.3.                            Deposit/Withdrawal at Custodian. At the time of Closing, and upon receipt of a federal wire number from the Investor, the Company shall instruct the Transfer Agent to effect transfer of the Shares directly to the account(s) identified by the Investor through the facilities of the Depository Trust Company (“DTC”) by means of the Deposit/Withdrawal at Custodian or “DWAC” process.

4.                                      Representations, Warranties and Covenants of the Investor.

4.1.                            The Investor represents and warrants to the Company that (a) the Investor is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares and Warrant, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares and Warrant, and (b) the Investor, in connection with its decision to purchase the Shares and Warrant, relied only upon the Registration Statement, the Prospectus, the Company’s reports on Forms 10-K, 10-Q, and 8-K as filed by the Company with the Commission, and the Company’s representations and warranties set forth herein and in the Placement Agreement.

4.2.                            The Investor acknowledges that the Placement Agent is not authorized to make any representation or use any information in connection with the issue, placement, purchase and sale of the Shares and the Warrants, except as set forth or incorporated by reference in the Prospectus.

4.3.                            The Investor represents and warrants to the Company that (a) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.4.                            The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares and the Warrants constitutes legal, tax or investment advice.  The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares and Warrant.

4.5.                            The Investor represents and warrants that it has not purchased any shares of Common Stock, engaged in any short selling of the Company’s securities, or established or increased any “put equivalent position” as defined in Rule 16(a)-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to the Common Stock (collectively, a “Short Sale”), within the three (3) month period ending on the date of this Agreement. The Investor agrees that it will not effect any Short Sales until the public announcement of the terms of this Agreement; provided, however, that the Company agrees that it will publicly announce such terms on or before 9:00 am (eastern time) on the Business Day immediately following the date of this Agreement.

5.                                      Representations, Warranties and Covenants of the Company.  The Company represents and warrants to, and covenants with, the Investor as follows:

5.1.                            The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus.  The Company is duly qualified to transact business in all jurisdictions in which the failure to be so qualified would have a material adverse effect on the earnings, business, management, properties, assets, rights, operations or financial condition of the Company (a “Material Adverse Effect”).   Each subsidiary of the Company has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization, except where the failure to be so qualified would not have a Material Adverse Effect.

5.2.                            The Company has full legal power and authority to enter into this Agreement and the Warrant (together, the “Transaction Documents”) and to consummate the transactions contemplated hereby and thereby.  The Transaction Documents have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3.                            The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of Common Stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Common Stock contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equitable interests or claims.

5.4.                            The Shares have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and non-assessable and will conform to the description of the Common Stock contained in the Prospectus. The Warrants have been duly authorized and when issued and paid for as contemplated herein will be validly issued.  The Warrant Shares have been duly authorized and when issued and paid for as contemplated in the Warrants will be validly issued, fully paid and non-assessable.  No preemptive rights of shareholders exist with respect to any security of the Company or the issue and sale thereof.  The form of certificates for the Common Stock and Warrants conform to the corporate law of the State of Delaware.  The Company has reserved from its duly authorized capital stock 9,000,000 shares of Common Stock issuable pursuant to this Agreement and the Warrants.

5.5.                            Except as disclosed in the Prospectus, and except for employee stock options and restricted stock units issued pursuant to stock option or stock purchase plans approved by the Company’s Board of Directors, and if required by applicable law or regulation, the Company’s stockholders, there are no outstanding rights, options or warrants for the purchase of any securities of the Company, and the Company is not a party to any agreement pursuant to which any person has the right to purchase any securities of the Company.

5.6.                            The Company filed the Registration Statement with the Commission on October 26, 2004 under the Securities Act, and the rules and regulations (collectively, the “Rules and Regulations”) of the Commission promulgated thereunder. The Registration Statement was declared effective by the Commission on November 8, 2004, and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the Company’s knowledge, no proceeding for that purpose has been initiated or threatened by the Commission. Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the last to occur of the effective date of the Registration Statement, the date of the Based Prospectus or the date of the Prospectus Supplement, and any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration Statement, the date of such Base Prospectus or the date of the Prospectus Supplement, as the case may be, which is incorporated therein by reference and (ii) any such document so filed.

5.7.                            The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder.

5.8.                            The Registration Statement, the Prospectus and any amendments or supplements thereto contain all statements which are required to be made therein by, and will conform to, the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated by the Commission thereunder (the “Rules and Regulations”).  The Registration Statement, the Prospectus and any amendments or supplements thereto do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement, the Prospectus or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Investor specifically for use in the preparation thereof.  The Company has not distributed any offering material in connection with the offering and sale of the Securities, other than the Registration Statement and the Prospectus.

5.9.                            The offer and sale of the Shares and the Warrants by the Company to the Investor at the Closing, and the Warrant Shares upon exercise of the Warrants will be made pursuant to the Registration Statement and the Prospectus, and will comply in all material respects with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations.

5.10.                     At the Closing, the Shares and the Warrants, and upon exercise of the Warrants (and assuming the Registration Statement is effective and available at the time of such exercise), the Warrant Shares, shall be issued to the Investor without any restrictive or other legend and, at all times following the Closing, there shall exist no restriction on, or any requirement imposed by the Company or its transfer agent with respect to, the offer or sale of Shares, the Warrants or the Warrant Shares by any Investor, regardless of whether such offer or sale is made to the public, on an exchange (in which the case the rules of such exchange shall apply), in a private transaction, or otherwise.

5.11.                     The Company’s Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on the Nasdaq National Market.  The Company currently meets the continuing eligibility requirements for listing on the Nasdaq National Market and has not received any notice from Nasdaq that it does not currently satisfy such requirements or that such continued listing is in any way threatened.  The Company has taken no action designed to, or which, to the knowledge of the Company, would reasonably be expected to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq National Market.  The issuance and sale of the Shares hereunder does not and will not contravene the rules and regulations, or any listing criteria, of the Nasdaq National Market. Based on informal advice of the staff of the NASD and to the Company’s knowledge, the issuance and sale of the Warrants and the Warrant Shares hereunder does not and will not contravene the rules and regulations, or any listing criteria, of the Nasdaq National Market

5.12.                     The financial statements of the Company, together with related notes and schedules as set forth or incorporated by reference in the Registration Statement, present fairly the financial position and the results of operations and cash flows of the Company as of the indicated dates and for the indicated periods.  Such financial statements and related schedules have been prepared in accordance with generally accepted accounting principles, consistently applied through the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data of the Company included in the Registration Statement present fairly the information shown therein and such data have been compiled on a basis consistent with the financial statements presented therein.

5.13.                     PricewaterhouseCoopers LLP, who has certified certain of the financial statements filed with the Commission as part of the Registration Statement, are independent public accountants as required by the Securities Act and the Rules and Regulations.

5.14.                     All material contracts filed with the Commission and to which the Company or a subsidiary of the Company is a party have been duly authorized, executed and delivered by the Company or such subsidiary, constitute valid and binding agreements of the Company or such subsidiary, and are enforceable against the Company or such subsidiary in accordance with the terms thereof, subject to the effect of applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and equitable principles of general applicability.

5.15.                     There is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries before any court or administrative agency or otherwise which if determined adversely to the Company or its subsidiaries might result in any Material Adverse Effect or adversely affect the consummation of the transactions contemplated hereby; and, to the best of the Company’s knowledge, no such proceedings are threatened.

5.16.                     Any leases of real property and buildings that are material to the business of the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

5.17.                     Neither the Company nor any of its subsidiaries has sustained since the date of the latest unaudited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus that would individually or in the aggregate result in a Material Adverse Effect; and, since the date of the latest unaudited financial statements included in the Prospectus, or as otherwise disclosed in the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, that would individually or in the aggregate result in a Material Adverse Effect the Company and its subsidiaries considered as one enterprise and which are required to be disclosed in the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or any change in the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, that would constitute a Material Adverse Effect otherwise than as set forth or described in the Prospectus.

5.18.                     Neither the Company nor any of its subsidiaries is in violation of its charter documents or bylaws.  Neither the Company nor any of its subsidiaries is, nor, with the giving of notice or lapse of time or both, will it be, in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and which violation or default has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

5.19.                     Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated has been obtained or made and is in full force and effect.

5.20.                     The issue and sale of the Shares and the Warrants by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated (including without limitation the issuance of the Warrant Shares upon exercise of the Warrants) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no filing, consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares, the Warrants or the Warrant Shares or the consummation by the Company of the transactions contemplated by this Agreement, except for any filings which may be required for the issuance of the Warrant Shares in the event the Registration Statement is no longer available for the purpose of issuing such Warrant Shares.

5.21.                     The Company and its subsidiaries own or possess or otherwise have the right to use adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received written notice or otherwise has actual knowledge of any asserted right with respect to infringement  of Intellectual Property that the Company reasonably believes as of the date of this Agreement will have a Material Adverse Effect.

5.22.                     Each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained,

administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions does not exceed the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions by an amount that represents a material liability to the Company).

5.23.                     Neither the Company nor, to the Company’s best knowledge, any of its affiliates has taken or intends to take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

5.24.                     The Company is not and, after giving effect to the offering and sale of the Shares and the Warrants will not be, an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended.

5.25.                     The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

5.26.                     The Company and its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company believes is reasonable for the conduct of their businesses and the value of its properties.

5.27.                     The Company has not at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

5.28.                     Except as disclosed in the Prospectus, no person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or by reason of the issuance and sale of the Shares, except for rights which have been waived.

5.29.                     The Shares and the Warrant Shares have been approved for inclusion, subject to official notice of issuance, in the Nasdaq National Market.

5.30.                     Other than the Placement Agent Agreement and this Agreement, neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or any of its subsidiaries for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares, except for rights that have been waived.

6.                                      Right of Participation.

6.1.                            Defined Terms.  When used herein, the following terms shall have the respective meanings indicated:

(a)                                  “Excluded Security” means (i) securities purchased under this Agreement; (ii) securities issued upon exercise of the Warrants; (iii) shares of Common Stock issuable or issued to (x) employees, consultants or directors from time to time either directly or upon the exercise of options, in such case granted or to be granted by the Company’s Board of Directors (the “Board of Directors”), pursuant to one or more stock option plans or restricted stock plans or stock purchase plans in effect as of the Closing Date or subsequently approved by the Board of Directors including a majority of the Company’s independent directors (as such term is defined under Rule 4200(a)(15) of the Nasdaq Market Rules) of the Board of Directors, or (y) vendors pursuant to warrants to purchase Common Stock that are outstanding on the date hereof or issued hereafter, provided such issuances are approved by the Board of Directors; (iv) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization of the Company; (v) shares of Common Stock issued in connection with the acquisition by the Company of any corporation or other entity or substantially all of the assets of any corporation or other entity or division thereof occurring after the Closing Date; (vi) shares of Common Stock issued upon the exercise or conversion of any securities of the Company outstanding on the Closing Date; (vii) shares of Common Stock issued in connection with a joint venture, strategic alliance or other commercial relationship relating to the operation of the Company’s business the primary purpose of which is not to raise equity capital; (viii) securities issued pursuant to a bona fide firm commitment underwritten public offering; and (ix) securities issued in a registered direct offering sold pursuant to a registration statement other than the Registration Statement.

(b)                                 “Pro Rata Share” means, with respect to an Investor at any time, the percentage determined by dividing the aggregate number of such Investor’s Shares and Warrant Shares issuable under the Warrants at such time, determined on a fully diluted basis after giving effect to the exercise in full of such Warrants (without regard to any restrictions on such exercise that may be set forth in the Warrants), by the number of the shares of the Common Stock outstanding plus the number of Warrant Shares issuable under the Warrants at such time.

(c)                                  “Subsequent Placement” means the issuance, sale, exchange, or agreement or obligation to issue, sell or exchange or reserve, or agreement to or set aside for issuance, sale or exchange any shares of Common Stock (or securities or rights convertible, exercisable or exchangeable, directly or indirectly, for Common Stock) that are offered or sold by the Company for a per share price that is less than the Purchase Price per Share (proportionately adjusted for stock splits, stock dividends and similar event); provided, however, that the issuance or sale, or agreement to issue or sell, an Excluded Security shall not constitute a Subsequent Placement.

6.2.                            Offered Securities. From the Closing Date through the first date on which none of the Warrants remain outstanding (as a result of their exercise and/or expiration), the Company will not, directly or indirectly, effect a Subsequent Placement, unless in each such case the Company shall have first offered to sell to each Investor its Pro Rata Share of the securities being offered in such Subsequent Placement (the securities being offered to the Investors being referred to herein as the “Offered Securities”).  Notwithstanding the foregoing, each Investor’s rights to participate in Subsequent Placements pursuant to this Section 6 shall expire when such Investor’s Warrants are no longer outstanding and have either been exercised or have expired.  The Company shall offer to sell to each Investor (A) such Investor’s Pro Rata Share of the Offered Securities (the “Basic Amount”), and (B) such additional portion of the Offered Securities as such Investor shall indicate it will purchase should the other Investors subscribe for less than their Basic Amounts (the “Undersubscription Amount”), at a price and on such other terms as shall have been specified by the Company in writing delivered to such Investor (the “Offer”), which Offer by its terms shall remain open and irrevocable for a period of not less than three (3) Business Days from such Investor’s receipt of the terms of the Offer in writing (the “Offer Period”).  Each Investor agrees that it will keep the terms of any such Subsequent Placement confidential until such information is publicly available.  Additionally, each Investor agrees that it will not purchase or sell any of the Company’s securities while in possession of information regarding any Subsequent Placement until such information is publicly available.

6.3.                            Notice of Acceptance.  If the Investor wishes to accept the Offer, the Investor shall deliver written notice thereof (a “Notice of Acceptance”) to the Company prior to the expiration of the Offer Period, specifying the amount of the Investor’s Basic Amount that the Investor elects to purchase and, if the Investor elects to purchase all of its Basic Amount, the Undersubscription Amount that the Investor elects to purchase.  If the aggregate of the Basic Amounts subscribed for by all Investors is less than the total Offered Securities, each Investor who has indicated in its Notice of Acceptance that it wishes to purchase Undersubscription Amounts shall be entitled to purchase all Undersubscription Amounts it has subscribed for; provided, however, that if  the aggregate of the Undersubscription Amounts subscribed for exceed the difference between the Offered Securities and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Investor who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Investor bears to the total Undersubscription Amounts subscribed for by all Investors, subject to rounding by the Board of Directors to the extent it deems reasonably necessary.

6.4.                            Permitted Sales of Refused Securities.  In the event that Notices of Acceptance are not timely delivered by the Investors in respect of all the Offered Securities, the Company shall have forty-five (45) days from the expiration of the Offer Period to close the sale of all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by an Investor (the “Refused Securities”) to the person or persons specified in the Offer, but only upon terms and conditions, including, without limitation, unit price and interest rates (if applicable), which are, in the aggregate, no more favorable to such other person or persons or less favorable to the Company than those set forth in the Offer.

6.5.                            Reduction in Amount of Offered Securities.  In the event that the Company proposes to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 6.4 above), then the Investor may, at its option and in its sole and absolute discretion, reduce the number or other units of the Offered Securities specified in its Notice of Acceptance to an amount which shall be not less than the amount of the Offered Securities which the Investor elected to purchase pursuant to Section 6.3 above multiplied by a fraction, (A) the numerator of which shall be the amount of Offered Securities which the Company actually proposes to sell, and (B) the denominator of which shall be the amount of all Offered Securities. In the event that any Investor so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not sell or otherwise dispose of more than the reduced amount of the Offered Securities until such securities have been offered to the Investors in accordance herewith.

6.6.                            Closing. Upon each closing of the purchase and sale of Offered Securities, the Investor shall purchase from the Company, and the Company shall sell to the Investor the number of Offered Securities specified in its Notice of Acceptance, as reduced pursuant to Section 6.5 above if the Investors have so elected, upon the terms and conditions specified in the Offer.  The purchase by the Investors of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Investors of a purchase agreement relating to such Offered Securities on the same terms and conditions applicable to other persons purchasing the Offered Securities.

6.7.                            Further Sale. In each case, any Offered Securities not purchased by the Investors or other person or persons in accordance herewith may not be sold or otherwise disposed of by the Company until they are again offered to the Investors under the procedures specified herein.

7.                                      Further Agreements.

7.1.                            The Company shall notify the Investor promptly, and will, if requested, confirm such notification in writing, of the receipt by the Company of any notification with respect to any suspension of the qualification of the Shares or Warrant Shares for offer and sale in any jurisdiction.  If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement in connection with the offering contemplated hereby, the Company will make every reasonable effort to obtain the withdrawal of any such order as soon as practicable.

7.2.                            The Company shall comply with all the undertakings contained in the Registration Statement.

7.3.

(a)                                  In the event that, on any date, the Registration Statement is unavailable to the Company for the purpose of issuing the Warrant Shares to the Investor upon exercise of the Investor’s Warrant (such date, a “Registration Trigger Date”), the Company will prepare and file with the Commission, as soon as practicable following the Registration Trigger Date, but in no event later than the thirtieth (30th) day following the Registration Trigger Date (the “Filing Deadline”), a registration statement on Form S-3 (or, if the Company is not then eligible to use Form S-3, on such other form as the Company is then eligible to use) covering the resale of the Warrant Shares by the Investor (the “Second Registration Statement”). In the event that the Company files the Second Registration Statement on a form other than Form S-3, it shall convert the Second Registration Statement to a Form S-3, or file a new registration statement on Form S-3 covering the number of Warrant Shares covered by the Second Registration Statement, as soon as practicable (but in no event more than thirty (30) days) following the date on which it becomes eligible to use Form S-3 for the resale of the Warrant Shares by the Investor.

(b)           The Company shall use its reasonable best efforts to cause the Second Registration Statement to become effective as promptly as practicable after filing, such efforts to include, without limiting the generality of the foregoing, responding promptly to any and all comments made by the staff of the Commission with respect to the Registration Statement, and submitting to the Commission, within two (2) Business Days after the Company learns that no review of the Registration Statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on the Registration Statement, as the case may be, a request for acceleration of the effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request.  Notwithstanding the foregoing, in the event the Second Registration Statement is not effective within ninety (90) days of the Registration Trigger Date (if there is no review of the Second Registration Statement by the Commission) or one hundred and twenty (120) days (if there is a review of the Second Registration Statement by the Commission), the Company shall pay a penalty to the Holders equal to 1.5%  of the value of the Warrant Shares (the “Penalty”) at the time of such failure of the Second Registration Statement to be effective (the “Effectiveness Failure”).  The Penalty shall be payable to the Holders at the time of the Effectiveness Failure and every 30 days following such Effectiveness Failure until the Second Registration Statement is declared effective by the Commission.  The value of the Warrant Shares shall be determined by taking the volume weighted average price per share for the five days prior to and including the date of the Effectiveness Failure. The Company will maintain the effectiveness of the Second Registration Statement filed pursuant to this Agreement until the earliest to occur of (i) the date on which all of the Registrable Securities eligible for resale thereunder have been publicly sold pursuant to either the Second Registration Statement or Rule 144 under the Securities Act (“Rule 144”), (ii) the date on which all of the Warrant Shares remaining to be sold under the Second Registration Statement (in the reasonable opinion of counsel to the Company) may be immediately sold to the public under paragraph (k) of Rule 144 under the Securities Act or any successor provision and (iii) the date that is the second (2nd) anniversary of the Closing Date (the period beginning on the Closing Date and ending on the earliest to occur of (i), (ii) or (iii) above being referred to herein as the “Registration Period”).

(c)     The Company shall use its commercially reasonable efforts to prepare and file with the Commission such amendments and supplements to the Second Registration Statement and the prospectus used in connection therewith (the “Second Prospectus”) as may be necessary to keep the Second Registration Statement continuously effective and free from any material misstatement or omission to state a material fact for a period not exceeding one year.

(d)                                 The Company shall furnish to each Holder with respect to the Warrant Shares registered under the Second Registration Statement such number of copies of the Second Registration Statement, Second Prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Warrant Shares by such Holder.

(e)                                  The Company shall file documents required of the Company for blue sky clearance in states specified in writing by each Investor and use its commercially reasonable efforts to maintain such blue sky qualifications during the Registration Period; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

(f)                                    The Company shall bear all expenses in connection with the procedures described in this Section 7.3 and the registration of the Securities pursuant to the Registration Statement (provided, that, if the Warrant Shares are offered pursuant to an underwritten offering, the Investor shall bear the cost of all underwriting discounts and selling commissions applicable to the sale of Warrant Shares).

(g)                                 The Company shall notify the Investor immediately after becoming aware of the issuance of any stop order by the Commission delaying or suspending the effectiveness of the Second Registration Statement or of the initiation or threat of any proceeding for that purpose; and promptly use its commercially reasonable efforts to prevent the issuance of any stop order and to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

(h)                                 The Company shall notify the Investor immediately after becoming aware of the occurrence of any event (but shall not, without the prior written consent of such Investor, disclose to such Investor any facts or circumstances constituting material non-public information) as a result of which the Second Prospectus, as then in effect, contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and as promptly as practicable prepare and file with the Commission and furnish to the Investor a reasonable number of copies of a supplement or an amendment to such Second Prospectus as may be necessary so that such Second Prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(i)                                     In the event that, at any time, the number of shares available under the Second Registration Statement is insufficient to cover all of the Warrant Shares issuable under the Warrants (without regard to any restriction on the exercise thereof), the Company shall promptly amend the Second Registration Statement or file a new registration statement, in any event as soon as practicable, but not later than the tenth (10th) day following notice from the Investor of the occurrence of such event, so that the Registration Statement or such new registration statement, or both, covers no less than one hundred percent (100%) of the Warrant Shares issuable under the Warrants (without regard to any restriction on the exercise of such

Warrants).  The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

7.4.                            Suspension.

(a)                                  Subject to paragraph (b) below, in the event (i) of any request by the Commission or any other federal or state governmental authority during the period of effectiveness of the Second Registration Statement for amendments or supplements to the Second Registration Statement or related Second Prospectus or for additional information; (ii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Second Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of the Warrant Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) of any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Second Registration Statement or Second Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Second Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Second Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (v) the Company determines in good faith that offers and sales pursuant to the Second Registration Statement should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a Registration Statement or related Prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable, then the Company shall immediately notify the Investor in writing (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Warrant Shares pursuant to the Second Registration Statement (a “Suspension”) until the Investor’s receipt of copies of a supplemented or amended Second Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Second Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Second Prospectus.  In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the Second Prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice to each Holder, and in no event shall the Company be permitted to suspend the use of the Second Registration Statement or the Second Prospectus pursuant to (v) above for a period exceeding ninety (90) days in any 365-day period.  In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, such Holder shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 7.4(a).

(b)                                 As long as a Suspension is not then in effect, each Holder may sell Warrant Shares under the Second Registration Statement.  Upon receipt of a request therefor, the Company will provide an adequate number of current Second Prospectuses to such Holder and to supply copies to any other parties requiring such Second Prospectuses.

(c)                                  The Investor agrees that it will notify the Company in the event that it has sold Warrant Shares pursuant to the Second Registration Statement, in which case the Company will provide instructions to the Company’s transfer agent so that the Warrant Shares may be properly transferred.

7.5.                            Transfer Restrictions.  From and after a Registration Trigger Date, the Investor shall not sell, assign, pledge, transfer or otherwise dispose of or encumber any Warrant Shares that, at the time of such sale, constitute “restricted securities” (as such term is used in Rule 144), unless the transferee (the “Transferee”) agrees in writing to be bound by the terms of this Agreement, in which case such Transferee will be deemed to be an “Investor” for purposes hereof, and except (i) pursuant to an effective registration statement under the Securities Act, in which case the Investor shall notify the Company that it has sold Warrant Shares pursuant to such registration statement (a “Notice of Subsequent Sale”), or (ii) pursuant to an available exemption from registration under the Securities Act and applicable state securities laws and, if requested by the Company, upon delivery by such Investor of an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from registration under the Securities Act and applicable state securities laws. The Company may, and may instruct any transfer agent for the Company to, place such stop transfer orders as may be required on the transfer books of the Company in order to ensure compliance with the provisions of this Section 7.5. The transferee will promptly notify the Company of any changes to be made in the information set forth in the Registration Statement regarding the Transferee or its plans of distribution, and the Company agrees, in such event, to file promptly (but in no event more than five (5) Business Day following such notification) one or more post-effective amendments to the Second Registration Statement or a supplement to the related Second Prospectus, naming such Transferee as a selling shareholder in accordance with the provisions of the Securities Act.

7.6.                            Legends.  From and after a Registration Trigger Date, each certificate representing Warrant Shares shall be endorsed with a legend in the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT OR SUCH LAWS AND, IF REQUESTED BY THE COMPANY, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM THE ACT OR SUCH LAWS.”

Notwithstanding the foregoing, as long as (A) the resale or transfer (including without limitation a pledge) of any of the Warrant Shares are registered pursuant to the Second Registration Statement and the Investor delivers a Notice of Subsequent Sale to the Company with respect to such Warrant Shares, (B) such Warrant Shares have been sold pursuant to Rule 144, subject to receipt by the Company of customary documentation reasonably acceptable to the Company in connection therewith, or (C) such Securities are eligible for resale under paragraph (k) of Rule 144 or any successor provision, such Warrant Shares shall be issued without any legend or other restrictive language and, with respect to Warrant Shares upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder upon request.

7.7.                            The Company will apply the net proceeds from the offering and sale of the Shares and the Warrants in the manner set forth in the Prospectus under the caption “Use of Proceeds.”

7.8.                            For so long as the Warrants are outstanding, the Company will furnish to the Investor, as soon as they are available, copies of all reports or other communications (financial or other) furnished to all holders of the Common Stock.

7.9.                            Certificates evidencing the Shares and the Warrants shall not contain any legend restricting their transferability by the Investor.  The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent if required by the Company’s transfer agent to effect a transfer of any of the Securities.

8.                                      Indemnification.

8.1.                            The Company shall indemnify and hold harmless the Investor, each officer, director, employee, agent and representative of the Investor, and each person, if any, who controls the Investor within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, liabilities or reasonable out-of-pocket expenses (whether joint or several) (collectively, including legal or other expenses reasonably incurred in connection with investigating or defending same, “Losses”), insofar as any such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Second Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated in the Second Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  Subject to the provisions of Section 8.2 below, the Company will reimburse the Investor, and each such officer, director, employee, agent, representative or controlling person, for any legal or other out-of-pocket expenses reasonably incurred by any such entity or person in connection with investigating or defending any Loss as such expenses are incurred.  The foregoing indemnity shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be obligated to indemnify any person for any Loss to the extent that such Loss is (x) based upon and is in conformity with written information furnished by such person expressly for use in the Second Registration Statement or (y) based on a failure of such person to deliver or cause to be delivered the final prospectus contained in the Second Registration Statement and made available by the Company, if such delivery is required by applicable law.  The Company shall not enter into any settlement of a Loss that does not provide for the unconditional release of such Investor from all liabilities and obligations relating to such Loss.

8.2.                            Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section  8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel for all indemnified parties to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 8 with respect to such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8 or with respect to any other action unless the indemnifying party is materially prejudiced as a result of not receiving such notice.

8.3.                            In the event that the indemnity provided in this Section 8 is unavailable or insufficient to hold harmless an indemnified party for any reason, the Company and the Investor agree, severally and not jointly, to contribute to the aggregate Losses to which the Company or the Investor may be subject in such proportion as is appropriate to reflect the relative fault of the Company and the Investor in connection with the statements or omissions which resulted in such Losses; provided, however, that in no case shall such Investor be responsible for any amount in excess of the net proceeds resulting from the sale of the Warrant Shares sold by it under the Second Registration Statement.  Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by the Investor.  The Company and the Investor agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above.  Notwithstanding the provisions of this Section 8.3, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.  For purposes of this Section 8, each person who controls the Investor within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of the Investor shall have the same rights to contribution as such Investor, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this Section 8.3.

9.                                      Survival of Representations, Warranties and Agreements.  Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Shares and Warrants being purchased and the payment therefor.

10.                               Expenses.  The Company and the Investor shall pay all costs and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement; provided, however, that that the Company shall, at the Closing, pay up to $35,000 in immediately available funds for all reasonable out-of-pocket expenses (including without limitation reasonable legal fees and expenses) incurred or to be incurred by Satellite Asset Management, L.P. (“Satellite”) in connection its due diligence investigation of the Company and the negotiation, preparation, execution, delivery and performance of this Agreement and the other documents executed and delivered at the Closing.  At the Closing, the amount due for such fees and expenses (which may include fees and expenses estimated to be incurred for completion of the transaction and post-closing matters) may be netted out of the Purchase Price payable by Satellite.  In the event the amount paid by the Company for such fees and expenses is less than the amount of fees and expenses actually incurred by Satellite, the Company shall promptly pay such deficiency (up to $35,000 in the aggregate, including any amounts paid at Closing) within thirty (30) days following receipt of an invoice therefor.

11.                               Notices.  Any notice, demand or request required or permitted to be given by the Company or the Investor pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

(a)                                  If to the Company:

Proxim Corporation

935 Stewart Drive

Sunnyvale, CA 94085

Fax No.:  (408) 731-3680

Attention:  Michael Angel

(b)                                 with a copy (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati P.C.

650 Page Mill Road

Palo Alto, California 94304

Fax No.:  (650) 493-6811

Attention:  Robert Day

(c)                                  if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing. For purposes of this Agreement, “Business Day” means any day other than a Saturday, a Sunday or a day on which the New York Stock Exchange is closed or on which banks in the City of New York are required or authorized by law to be closed.

12.                               Entire Agreement; Amendments; Waiver.  This Agreement, the Warrant and the other documents and agreements executed and delivered by the Company and the Investor in connection therewith constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties.  Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Investor, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.  Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

13.                               Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

14.                               Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

15.                               Governing Law.  This Agreement shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City and County of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

16.                               Counterparts.  This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

EXHIBIT B

PROXIM CORPORATION

INVESTOR QUESTIONNAIRE

Pursuant to Section 3 of the Agreement, please provide the following information:

1.	The exact name that your Shares and Warrants are to be registered in. You may use a nominee name if appropriate:

2.	The relationship between the Investor and the registered holder listed in response to item 1 above:

3.	The mailing address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5.	Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

6.	DTC Participant Number:

7.	Name of Account at DTC Participant being credited with the Shares:

8.	Account Number at DTC Participant being credited with the Shares